SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 24, 2001
--------------------------------------------------------------------------------


                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                    25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction   (Commission File Number)         (IRS Employer
  of incorporation)                Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania           19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------

Former name, former address and former fiscal year, f changed since last report



                         Exhibit Index appears on page 4

Item 5.           Other Events



     On January 24, 2001 Progress Financial Corporation reported fourth quarter operating income of $1.8 million or diluted earnings per share of $.31. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.



     On January 24, 2001, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.


     On January 24, 2001, Progress Financial Corporation declared quarterly cash dividend of $.06 per share. For further information, see the press release attached as Exhibit 99(c) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PROGRESS FINANCIAL CORPORATION





Dated:   January 24, 2001              By:  /s/ Michael B. High
                                           ------------------------
                                           Michael B. High
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX




    Exhibit Number                       Description


       99(a) Press Release on Fourth Quarter 2000 earnings distributed on January 24, 2001

       99(b)                 Analyst package distributed on January 24, 2001

       99(c)                 Press Release on Cash Dividend distributed on
                             January 24, 2001